SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 1, 2009

________________________

WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

_____________________

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

(610) 594-2900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                    Compensatory Arrangement of Certain Officers.

Change in Duties of Certain Executive Officers

Last year, we disclosed that Matthew T. Mullarkey was appointed our Chief Operating Officer in July 2008 and that Steven A. Ellers would continue as our President until his retirement, which was expected to be in 2010.  During 2008, Mr. Mullarkey had direct operating responsibility for the Tech Group segment and the North America region of our Pharmaceutical Systems segment.  We also disclosed last year that Robert Keating, the president of our Pharmaceutical Systems Division Europe and Asia Pacific region, was planning to retire on March 31, 2009.

On January 1, 2009, Mr. Mullarkey assumed full duties and responsibilities as our principal operating officer from Mr. Ellers.  Also on January 1, 2009, Mr. Keating stepped down as regional head and was succeeded by Fábio de Sampaio Dório Filho, who was given the title of President, Europe and Asia Pacific, Pharmaceutical Systems Division.  Mr. Dório assumed full operating duties and responsibilities for the Pharmaceutical Systems Europe and Asia Pacific region.

Information about Mr. Mullarkey’s age, business background and compensation arrangements is contained in our Form 8-K report filed on July 31, 2008 and is incorporated into this report by reference.

Indemnification Agreements

On January 5, 2009, we entered into an Indemnification Agreement with Donald E. Morel, Jr., Chairman of the Board and Chief Executive Officer, our principal executive officer.  The agreement provides indemnity, including the advancement of expenses, against liabilities incurred in the performance of a director’s duties, to the fullest extent permitted by Pennsylvania law.

Each of the current directors of the Company (John P. Neafsey, Thomas W. Hofmann, Geoffrey F. Worden, Patrick J. Zenner, L. Robert Johnson, John H. Weiland, Anthony Welters, Robert C. Young and Paula A. Johnson), is expected to enter into the same form of Indemnification Agreement.

Our board of directors may from time to time authorize additional indemnification agreements with future directors.  A copy of the Indemnification Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibits

10.1	Indemnification Agreement, dated January 5, 2009, between us and Donald E. Morel, Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey III
John R. Gailey III
Vice President, General Counsel and Secretary

January 6, 2009

EXHIBIT INDEX

Exhibit
Number         Description

10.1                    Indemnification Agreement dated January 5, 2009.